UNITED STATES

SECURITIES EXCHANGE COMMISION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2019

ACTIVE HEALTH FOODS, INC.

Wyoming	000-54388	26-1736663
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Business Address	Mailing Address
6185 Magnolia Avenue Suite #403 Riverside CA. 92506	6185 Magnolia Avenue Suite #403 Riverside CA. 92506

(Registrant’s Address of Principal Executive Offices)	(Zip Code)

(951) 454-0889

(Registrant’s Telephone Number including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common and Preferred	AHFD	OTC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trade Markets

3.02 Unregistered Sales of Equity Securities

On September 3, 2019 it was determined that a person named Rob Kropf who had no ownership of 1,000 Shares of Preferred Class “A” Shares of Active Health Foods, Inc. convinced Alicia Pradal Morales to purchase those 1,000 Shares of Preferred Class “A” Shares of Active Health Foods, Inc. that are unvalidated, Alicia Pradal Morales paid Rob Kropf an undisclosed amount of money. Rowen S Pfeifer claims he owns 1,000 Shares of Preferred Class “A” Shares of Active Health Foods, Inc. and does not. The Company has No Documentation, No Proof of Deposits, or any other evidence of the purchase or issuance of any Shares that Alicia Pradal Morales and Rowen S Pfeifer claim they own, therefore, Active Health Foods, Inc. negates, cancels, rescinds, and ab initio any possible issuance or ownership.

Attached Exhibit “A” Board Resolution - Preferred Class “A” Shares of Active Health Foods, Inc. Negated.

Item 3.03 Material Modification to Rights of Security Holders

On November 23, 5019 Active Health Foods, Inc. currently has Authorized ten thousand (10,000) Shares of Preferred Class “A” Stock with Super Voting Rights and on that same date Active Health Foods, Inc. has issued to Gregory C. Manos those ten thousand (10,000) Shares of Preferred Class “A” Stock with Super Voting Rights that represents Fifty-One Percent (51%) of all authorized present and future issued Common Shares of the Company, said Shares are considered fully paid for and non-assessable.

Attached Exhibit “B” Board Resolution – Ten Thousand (10,000) Preferred Class “A” Shares issued to Gregory C. Manos.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On September 2, 2019 in accordance with the corporate bylaws and the resignation of Juan Sebastian Gutierrez-Lavin Gregory C. Manos has been appointed as Active Health Foods, Inc.’s New President, Secretary, Treasurer, and Sole Director.

Attached exhibit “C” Board Resolution - Appointment of Gregory C. Manos as Active Health Foods, Inc. New President, Secretary, Treasurer, and Sole Director.

Item 5.02 Departure of Directors or Certain Officers

On September 2, 2019 Registrant received a resignation from Juan Sebastian Gutierrez-Lavin CEO, President, Secretary, Treasurer, and Director of Active Health Foods Inc., attached is the entire letter of resignation for review by shareholders.

Attached Exhibit “D” is the entire Resignation of Juan Sebastian Gutierrez-Lavin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2019	Active Health Foods, Inc.

/s/ Gregory C. Manos
Gregory C. Manos
President & Sole Director

/s/ Gregory C. Manos
Gregory C. Manos
Secretary

Exhibit "A" Section 3 / 3.02

Minutes

Pursuant to a Special Meeting

of the

DIRECTORS

of

Active Health Foods, Inc.

WHEREAS, the undersigned, being the sole Director of Active Health Foods, Inc., a Wyoming corporation, does hereby agree at a Special Meeting of the Directors held on September 3, 2019, in lieu of a formally noticed Director meeting, to the specific actions herein stated; and

WHEREAS, the sole Director who placed his signature hereto consents to this Special Meeting and agrees now and forever to waive any formal notice to this meeting and any objection to this being a Special Meeting and unanimously agree and concur that this is and shall forever be considered a duly called, legally constituted and sanctioned Special Meeting of Directors of Active Health Foods, Inc.; and

WHEREAS, the Company has no documentation, proof of deposits or other evidence of the purchase of any common or preferred shares by either Alicia Pradal Morales or Rowen S. Pfeifer and therefore desires to negate any possible issuance thereto,

THEREFORE, BE IT

RESOLVED, that this Board of Directors negates, cancels and/or rescinds, ab initio, any common or preferred share issuance to Alicia Pradal Morales and Rowen S. Pfeifer; and be it

RESOLVED, that all Directors, officers, employees and agents of Active Health Foods, Inc. are hereby directed to perform all tasks necessary to carry out the aforementioned Resolutions in a timely manner.

Fax or electronic signatures shall suffice as original signatures for all purposes and that signatures may be collected independently of each other such that when combined they will constitute one complete document for all purposes.

IN WITNESS WHEREOF, the undersigned, comprising the entire Board of Directors of Active Health Foods, Inc., hereupon attests and approves these Minutes in their entirety.

Gregory C. Manos
Gregory C. Manos

Director

Acknowledged and Affirmed with Corporate Seal Affixed Hereto

Gregory C. Manos
Gregory C. Manos

Secretary

1 of 1

Exhibit "B" Section 3 / 3.03

Minutes
Pursuant to a Special Meeting
of the
Board of Directors
of
Active Health Foods, Inc.

WHEREAS the undersigned, being the Sole Director of Active Health Foods, Inc., a Wyoming Corporation does hereby agree to a Special Meeting of the Directors held on November 23, 2019 in lieu of a formally noticed Director meeting to the specific actions herein stated; and

WHEREAS the Sole Director who placed his signature hereto consents to this Special Meeting and agrees now and forever to wave any formal notice to this meeting and any objection to this being a Special Meeting and unanimously agree and concur that this is and shall forever be considered and duly called, legally constituted, and sanctioned Special Meeting of Directors of Active Health Foods, Inc.; and

WHEREAS the Company wishes to create a Preferred Class "A" stock of ten thousand (10,000) shares with SUPER VOTING RIGHTS, said shares to represent fifty-one percent (51%) of all Authorized and Presently and Future issued common shares of the Company; and

WHEREAS the Company wishes to issue to Gregory C. Manos ten thousand (10,000) Preferred Class "A" shares with SUPER VOTING RIGHTS, said shares to represent fifty-one percent (51%) of all Authorized and Presently and Future issued common shares of the Company;

THEREFOR BE IT

RESOLVED that the Company hereby creates a Preferred Class "A" stock of ten thousand (10,000) shares with SUPER VOTING RIGHTS, said shares to represent fifty-one percent (51%) of all Authorized and Presently and Future issued common shares of the Company; and be it

RESOLVED that for services rendered from January1, 2019 thru December 1, 2019 the Company shall forthwith issue ten thousand (10,000) Preferred Class "A" shares with SUPER VOTING RIGHTS of Active Health Foods, Inc. to Gregory C, Manos which represents fifty-one percent (51%) of all Authorized and Presently and Future issued common shares of the Company and these shares will be considered fully paid for and non-assessable; and be it

RESOLVED that all Directors, Officers, Employees, and Agents of Active Health Foods, Inc. are hereby directed to perform all tasks necessary to carry out the aforementioned Resolution in a timely manner including any regulatory actions to be taken.

Fax or electronic signatures shall suffice as original signatures for all purposes and that signatures may be collected independently of each other such that when combined they will constitute one complete document for all purposes.

IN WITNESS WHEREOF the undersigned comprising the entire Board of Directors of Active Health Foods, Inc. hereupon attests and approves these Minutes in their entirety.

Acknowledged and Affirmed with Corporate Seal Affixed hereto

Gregory C. Manos
Gregory C. Manos
Sole Director

Gregory C. Manos
Gregory C. Manos
Secretary

Exhibit "C" Section 5 / 5.01

Minutes

Pursuant to a Special Meeting
of the
SHAREHOLDERS
of

Active Health Foods, Inc.

WHEREAS, the undersigned, comprising the majority of the voting common stock of Active Health Foods, Inc., a Wyoming corporation, does hereby agree at a Special Meeting held September 2, 2019, in lieu of a formally noticed Shareholder meeting, to the actions herein stated; and

WHEREAS, the undersigned consents to this Special Meeting and agrees to now and forever waive any formal notice to this Special Meeting, as well as any objection to this being a Special Meeting and unanimously agrees and concurs that this is and shall forever be considered a duly called, legally constituted and sanctioned Special Meeting of the majority of shareholders of the voting stock of Active Health Foods, Inc.; and

WHEREAS, this Shareholder, holding a majority of the common shares, has nominated and desires to elect Gregory C. Manos as the President, Secretary, Treasurer and sole Director of Active Health Foods, Inc.

THEREFORE, BE IT

RESOLVED, the undersigned, comprising the majority of the voting stock of Active Health Foods, Inc., appoints Gregory C. Manos as President, Secretary, Treasurer and sole Director of Active Health Foods, Inc.; and be it

RESOLVED, that Gregory C. Manos shall have the authority to perform all duties in the normal course of being the President, Secretary, Treasurer and sole Director of Active Health Foods, Inc., including the authority to open a bank account in the name of Active Health Foods, Inc.; and

RESOLVED, that all employees and agents of Active Health Foods, Inc. are hereby directed to perform all tasks necessary to carry out the aforementioned resolutions in a timely manner.

Fax or other electronic signatures shall suffice as original signatures for all purposes and that signatures may be collected independently of each other such that when combined they will constitute one complete document for all purposes.

IN WITNESS WHEREOF, the undersigned hereupon attest and approve these Minutes in their entirety.

Gregory C. Manos
Gregory C. Manos
Majority Shareholder

Acknowledged and Affirmed with Corporate Seal Affixed Hereto

Gregory C. Manos
Gregory C. Manos
Secretary

1 of 1

Exhibit "D" Section 5 / 5.02

September 2, 2019

I, Juan Sebastian Gutierrez Lavin, effective September 2, 2019, hereby resign any and all Director an Officer positions I hold with Active Health Foods, Inc.

____

Juan Sebastian Gutierrez Lavin